UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 29, 2009
CytoCore, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-935	36-4296006

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 North Orleans Street, Suite 510, Chicago, Illinois	60654

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(312) 222-9550
N/A

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     On January 29, 2009, the Company posted a corporate presentation to its website. The Company expects to use the corporate presentation on its website and at certain investor meetings beginning on January 29, 2009. The presentation contains statements that are “forward-looking statements” subject to the cautionary statement about forward-looking statements set forth therein.
     A copy of the corporate presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished in this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibits
99.1	Corporate Presentation of CytoCore, Inc. dated January 29, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoCore, Inc.

Dated: January 29, 2009	By: /s/ Robert F. McCullough, Jr.

Robert F. McCullough, Jr. Chief Executive Officer, Chief Financial Officer and Director